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                                                                    Exhibit 23.1






                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-32044 and 333-16077) of M&T Bank Corporation of our report dated January 11, 1999, appearing on page 63 of this Form 10-K. We also consent to the reference to us under the heading
"Experts" in such Registration Statements.






/s/ PricewaterhouseCoopers LLP

Buffalo, New York
March 19, 1999